                                                        Rule 497(c)
                                                        File No. 333-36161

PROSPECTUS
                        [LOGO OF LA SALLE APPEARS HERE]

                    LA SALLE PARTNERS U.S. REAL ESTATE FUND

                  RETAIL CLASS AND INSTITUTIONAL CLASS SHARES

LaSalle Partners U.S. Real Estate Fund (the "Fund") is a mutual fund whose investment objective is total return primarily through investments in U.S. real estate securities. The Fund seeks to achieve its investment objective by investing all of its investable assets in the U.S. Real Estate Portfolio of LaSalle Partners Master Trust (the "Trust"), which is a separate mutual fund with an identical investment objective managed by LaSalle Partners Real Estate Securities. The Fund's investment experience will correspond directly with the investment experience of the Trust. This "master/feeder" structure differs from that of mutual funds which invest directly and manage their own portfolio securities.

This Prospectus relates to Retail Class and Institutional Class shares of the Fund. Retail Class shares are available through securities dealers and other financial services firms. Institutional Class shares are offered only to certain qualified investors. See "How To Purchase Shares."

This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated January 28, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by calling the Fund at 1-800-LaSalle. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
      Summary..............................................................   2
      Fees and Expenses....................................................   3
      Performance Information..............................................   4
      Investment Objectives and Policies...................................   5
      Risks To Consider....................................................   7
      Investment Restrictions..............................................   8
      Management...........................................................   9
      How To Purchase Shares...............................................  11
      How To Redeem Shares.................................................  12
      Dividends and Taxes..................................................  13
      General Information..................................................  14

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               JANUARY 28, 1998

 No person is authorized to give any information or to make any representation other than as contained in this Prospectus, and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby by any person in any jurisdiction in which it is unlawful to make such an offer or solicitation.


                                    SUMMARY


THE FUND

LaSalle Partners U.S. Real Estate Fund (the "Fund") is a separate series of LaSalle Partners Funds, Inc. (the "Company"), an open-end diversified investment management company. The investment objective of the Fund is total return primarily through investments in U.S. real estate securities. The Fund seeks to achieve its investment objective by investing all of its investable assets in the U. S. Real Estate Portfolio of LaSalle Partners Master Trust (the "Trust"), which has the same investment objective as the Fund. The Fund's investment experience will correspond directly with the investment experience of the Trust. Under normal conditions, at least 85% of the Trust's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies that are publicly traded in the United States securities markets. See "Investment Objectives and Policies" and "General Information."

INVESTMENT MANAGER, DISTRIBUTOR AND ADMINISTRATOR

LaSalle Partners Real Estate Securities (the "Manager" or "LaSalle Securities") serves as the Trust's investment manager. Funds Distributor, Inc. (the "Distributor") serves as principal underwriter and distributor of the Fund's shares. PFPC Inc. serves as the Fund's administrator, and as transfer agent and dividend disbursing agent for the Fund's shares. See "Management" and "General Information."

PURCHASE AND REDEMPTION OF SHARES

Investors may purchase shares of the Fund at their net asset value through securities dealers and other financial services firms. Institutional Class shares may be purchased only by certain qualified investors. No sales load or charge is imposed on the purchase of any class of Fund shares. See "How To Purchase Shares." Shareholders may redeem all or any portion of their shares at the net asset value next determined after the Fund's transfer agent has received a redemption request in proper form. See "How To Redeem Shares."

RISKS TO CONSIDER

Because of its policy of concentration in securities of companies in the real estate industry, the Fund will be subject to risks similar to those associated with the direct ownership of real estate. These risks include economic, business or political developments adversely affecting the real estate industry. In addition, the Fund may be subject to the risks associated with foreign investments. The Fund's "master/feeder" structure differs from that of mutual funds which invest directly and manage their own portfolio securities. See "Risks To Consider."

INVESTOR INQUIRIES

Investors with questions regarding the Fund should contact their dealer or call the Fund directly at 1-800-LaSalle.

                               FEES AND EXPENSES

The following table provides a summary of expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses of the Fund and the Trust, as a percentage of average net assets of the Fund. The Company's Board of Directors believes that the aggregate per share expenses of the Fund and the Trust will be less than or approximately equal to the expenses that the Fund would incur if the investable assets of the Fund were invested directly in the types of securities being held by the Trust.

SHAREHOLDER TRANSACTION EXPENSES

                                               RETAIL CLASS INSTITUTIONAL CLASS
                                               ------------ -------------------
Sales Load Imposed on Purchases...............     None            None
Sales Load Imposed on Reinvested Dividends....     None            None
Redemption Fee................................     None            None
Exchange Fee..................................     None            None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)/1/

                                              RETAIL CLASS INSTITUTIONAL CLASS
                                              ------------ -------------------
Management Fees (after waiver)/2/ ...........     0.65%           0.65%
12b-1 Fees...................................     0.25%           0.00%
Shareholder Services Fee.....................     0.15%           0.00%
Other Expenses/3/ ...........................     0.40%           0.40%
Total Fund Operating Expenses (after fee
 waiver)/2/,/4/..............................     1.45%           1.05%

1. Expenses shown for the Fund include 12b-1, shareholder services and administration fees for the Fund and investment management fees and other expenses for the Trust.

2. The Manager has voluntarily agreed to waive its management fee to limit total operating expenses of the Fund during its first year of operations. Absent such waiver, Management Fees would be 0.75%.

3. Other Expenses are based on estimates for the current fiscal year and include all expenses, except non-recurring account fees, brokerage commissions and other capital items, and investment management, 12b-1 and shareholder services fees.

4. The Manager has voluntarily agreed to waive its fee during the Fund's first year of operations so that Total Fund Operating Expenses will not exceed 1.45% for the Retail Class and 1.05% for the Institutional Class. In the absence of this waiver, Total Fund Operating Expenses for the Retail Class and Institutional Class would be 1.55% and 1.15%, respectively. For additional information regarding Fund expense limitations, see "Investment Manager" in the Statement of Additional Information.

EXAMPLE

                                                          ONE YEAR THREE YEARS
                                                          -------- -----------
You would pay the following expenses on a $1,000 invest-
 ment, assuming
 (1) 5% annual return and (2) redemption at the end of
 each time period:
  Retail Class...........................................   $15        $46
  Institutional Class....................................   $11        $34

The expense table and example above are provided to assist investors in understanding the expenses they will bear directly or indirectly as a shareholder in the Fund. For more information with respect to the expenses of the Fund and the Trust, see "Management." THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                            PERFORMANCE INFORMATION

PERFORMANCE OF LASALLE SECURITIES

The chart below shows the historical performance of all accounts having substantially the same investment objective as the Fund and the Trust for which the investment adviser is LaSalle Securities, the Trust's investment adviser. The data, calculated on an average annual total return basis, is provided to illustrate LaSalle Securities' past performance in managing accounts in accordance with the same strategy, research and analytical models utilized for the Trust. These accounts consist of separate and distinct portfolios and their performance is not indicative of or a substitute for the past or future performance of the Fund or the Trust. As of the date of this Prospectus, the Fund and the Trust had not commenced investment operations and therefore did not have a performance record of their own.

                                                     YEARS ENDED DECEMBER 31,
                          ------------------------------------------------------------------------------
                            1996     1995    1994   1993   1992   1991    1990    1989    1988    1987
                          -------- -------- ------ ------ ------ ------ -------- ------- ------ --------
LaSalle Securities Asset
 Weighted Rate of
 Return/1/..............    38.21%   16.28%  6.47% 18.01% 17.12% 35.57% (18.32)%  10.92% 13.91%  (1.83)%
Mutual Fund/2/..........    32.70%   18.20%    --     --     --     --       --      --     --       --
NAREIT Equity/3/........    35.27%   15.27%  3.17% 19.65% 14.59% 35.70% (15.35)%   8.84% 13.49%  (3.64)%
NAREIT Composite/4/.....    35.75%   18.31%  0.81% 18.55% 12.18% 35.68% (17.35)% (1.81)% 11.36% (10.67)%
Wilshire Real Estate
 Securities Index/5/....    36.87%   13.65%  1.64% 15.23%  7.40% 20.03% (33.46)%   2.37% 24.18%  (7.86)%
Number of portfolios....     32       27     18     14     16     12      10        8      6       2
Assets, end of period
 (millions).............  $2,250.3 $1,346.4 $629.4 $291.5 $144.4 $127.8 $   84.5 $  84.3 $ 74.5 $   52.3

1. The composite performance data shown above for the LaSalle Securities Asset Weighted Rate of Return (the "LaSalle Securities Composite") was developed from the aggregate performance of all private accounts that are managed on a basis substantially the same as LaSalle Securities employs in managing the assets of the Trust. The LaSalle Securities Composite includes all portfolios invested in U.S. based publicly traded real estate companies for which LaSalle Securities has full discretionary authority to manage in accordance with LaSalle Securities' strategy. The LaSalle Securities Composite excludes for each respective year one portfolio invested in international real estate securities and one portfolio invested in private commingled funds. The composite performance data has been calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"), which differ from the SEC's method of performance calculation and the effect of fees has been reflected as described below. Custodial fees and expenses have not been deducted from the performance results, but investment management fees have been deducted. The fees and expenses deducted from the composite performance data generally are substantially lower than the expenses incurred by the Fund and the Trust, and the composite performance figures would have been lower if they had been subject to the higher fees and expenses incurred by the Fund and the Trust. In addition, if the accounts within the composite had been regulated as investment companies under the federal securities and tax laws, the composite performance might have been adversely affected by the diversification requirements, tax restrictions and investment limitations to which the Fund and the Trust are subject.

2. LaSalle Securities is the subadviser of a mutual fund with substantially the same investment objective as the Fund and the Trust. The mutual fund's performance results were obtained from its annual reports. The performance results assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the performance results would be lower.

3. The NAREIT Equity Index reflects the performance of all publicly traded Equity REITs.

4. The NAREIT Composite Index reflects the performance of all publicly traded REITs.

5. The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, such as REITs, real estate operating companies and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The following security types are excluded from the Index: (i) Mortgage REITs, (ii) Health Care REITs, (iii) real estate finance companies, (iv) home builders, (v) large land owners and sub-dividers and
   (vi) Hybrid REITs. To be included in the Index, a company must (i) have a book value of real estate assets of at least $100 million, (ii) have a market capitalization of at least $100 million, and (iii) derive at least 75% of its total revenue from the ownership and operation of real estate assets.

THE PERFORMANCE INFORMATION OF LASALLE SECURITIES SHOULD BE CONSIDERED IN LIGHT OF THE FUND'S AND THE TRUST'S INVESTMENT OBJECTIVE AND POLICIES, AND MARKET CONDITIONS DURING THE TIME PERIODS FOR WHICH IT IS REPORTED. THE HISTORICAL PERFORMANCE OF LASALLE SECURITIES SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF THE FUTURE PERFORMANCE OF THE FUND OR THE TRUST.

FUND PERFORMANCE

The Fund may quote its yield and total return in advertisements and reports to shareholders and prospective investors. The Fund's performance may also be compared to that of other mutual funds with a similar investment objective and to stock or other relevant indices, such as the S&P 500, that are referenced in the Statement of Additional Information. Standard total return results reported by the Fund do not take into account recurring and non-recurring charges for optional services which only certain shareholders elect and which involve nominal fees.

The Fund's yield is calculated by dividing the net investment income earned by the Fund over a specified 30-day period, by the average number of shares entitled to receive dividends, and expressing the result as an annualized percentage rate based on the net asset value per share at the end of the 30-day period. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specific period which, when applied to a hypothetical $1,000 investment in the Fund at the beginning of the period, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions during the period.

Further information concerning the Fund's yield and total return is included in the Statement of Additional Information.

                      INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Fund is total return primarily through investments in U.S. real estate securities. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Trust, which in turn invests in a diversified portfolio of securities. The Trust has the same investment objective, policies and restrictions as the Fund. The investment objective of each of the Fund and the Trust is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders or the Trust's investors, respectively. There can be no assurance that either the Fund or the Trust will achieve its investment objective. The Fund's and the Trust's share prices and investment returns will fluctuate, and a shareholder's investment in the Fund when redeemed may be worth more or less than the original cost. See "Risks To Consider."

The Manager expects that, under normal conditions, at least 85% of the Trust's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies that are publicly traded in the United States securities markets. For this purpose, a "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. Equity securities of real estate industry companies in which the Trust will invest include common stock, shares of beneficial interest of REITs and securities with characteristics of common stock, such as preferred stock and securities convertible into common stock. In addition to shares of REITs, the Manager expects to invest in the securities of real estate operating companies that acquire or develop real estate to be held for long-term investment purposes. The Trust may invest up to 10% of its total assets in foreign securities. See "Risks To Consider--Investment in Foreign Securities."

The Manager anticipates that the Trust's investments normally will be allocated among a number of companies, representing diverse investment policies and real property holdings, including, for example, certain securities selected for high current return and others chosen for the possibility of long-term capital appreciation from their underlying assets. The Trust seeks to provide investors with a current return from dividends and distributions received with respect to such securities, and with capital appreciation resulting from the selection of securities that the Manager believes are underpriced relative to their underlying intrinsic values. The Manager has amassed a solid track record in managing institutional accounts over the last decade by utilizing intensive top-down and bottom-up analysis that covers industry and market cycle trends as well as individual company research.

The Manager expects to invest a portion of the Trust's assets in money market instruments, including repurchase agreements, to provide flexibility in meeting redemptions and paying expenses of the Trust, and in the timing of new investments for the Trust's portfolio.

REAL ESTATE INVESTMENT TRUSTS

The Trust may invest without limitation in shares of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The Manager expects to invest in common stock, preferred stock and convertible securities of primarily Equity REITs.

RULE 144A SECURITIES

Subject to the Trust's limitations on investing in illiquid securities, the Trust may purchase Rule 144A securities. Rule 144A securities are restricted securities in that they have not been registered under the Securities Act of 1933, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market in these securities may affect their value. The Trust's Board of Trustees has established guidelines and procedures for determining the liquidity of Rule 144A securities.

REPURCHASE AGREEMENTS

The Trust may enter into repurchase agreements with respect to U.S. Treasury securities. In a repurchase agreement, the Trust buys a security and simultaneously agrees to sell it back at a higher price. In all cases, the Manager must find the creditworthiness of the other party to the transaction to be satisfactory. In addition, all repurchase agreements entered into by the Trust will be fully collateralized and marked to market daily. In the event of a default by, or bankruptcy proceedings with respect to, the other party to the repurchase agreement, the Trust could experience delays in recovering its cash and a loss to the extent that, in the meantime, the value of the securities repurchased has decreased.

PORTFOLIO TURNOVER

The Trust anticipates that its annual portfolio turnover rate will not exceed 50%, but the Trust's turnover rate will not be a limiting factor when the Manager deems portfolio changes appropriate.

                               RISKS TO CONSIDER

INVESTMENT IN REAL ESTATE SECURITIES

Because of its policy of concentration in securities of companies in the real estate industry, the Fund will be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates.

Investors in the Fund will also be subject to certain risks associated with a direct investment in REITs. Equity REITs may be affected by changes in the value of the underlying properties owned by the REITs, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. These REITs are also dependent on the income generated by the underlying properties to meet operating expenses and are subject to defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or a lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REITs (especially Mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

INVESTMENT IN FOREIGN SECURITIES

Investing in foreign securities involves considerations and possible risks not typically associated with investing in domestic securities. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, potential difficulties in enforcing contractual obligations and the possibility of extended settlement periods.

MASTER/FEEDER FUND STRUCTURE

The Fund seeks to achieve its investment objective by investing all of its assets in the Trust, a separate series of a registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Trust's securities is indirect. In addition to selling shares of beneficial interest to the Fund, the Trust may sell shares to other mutual funds or institutional investors. These investors will invest in the Trust under the same terms and conditions and will pay a proportionate share of the Trust's expenses. However, due to variations in distribution arrangements and operating expenses, the other funds investing in the Trust may sell their shares at a price which differs from that applicable to shares of the Fund. As a result, investors in the Fund may experience a return which varies from the returns experienced by investors in other funds investing in the Trust.

Variations in returns are also experienced by investors in other mutual fund structures. The Fund is the only investment company investing in the Trust whose shares are currently being publicly offered in the United States. Information regarding the availability of other funds investing in the Trust can be obtained by calling 1-800-LaSalle.

The Board of Directors of the Company believes that the "master/feeder" fund structure offers opportunities for substantial growth in the assets of the Trust which may enable the Fund to realize economies of scale that could reduce the Fund's operating expenses. However, the Fund's investment in the Trust may be adversely affected by the actions of other funds investing in the Trust. For example, if a large fund withdraws from the Trust, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility also exists for traditionally structured funds that have large institutional investors). Additionally, the Trust may become less diverse, resulting in increased portfolio risk. Funds with a greater pro rata ownership in the Trust could have effective voting control of the operations of the Trust.

Except as permitted by the SEC, whenever the Company is requested to vote on matters pertaining to the Trust, the Company will hold a meeting of Fund shareholders and will cast all of its votes in the same proportion as the votes of its shareholders. Shares of the Fund for which voting instructions have not been received will be voted by management in the same proportion as the shares voted by shareholders of the Fund.

Certain changes in the Trust's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Trust. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) from the Trust. If securities are distributed, the Fund generally would incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

The Fund may withdraw its investment from the Trust at any time, if the Company's Board of Directors determines that it is in the best interest of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including continuing to retain the Manager to manage the Fund's assets directly or investing all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund.

                            INVESTMENT RESTRICTIONS

The Trust's investment program is subject to a number of investment restrictions that reflect both self-imposed standards and regulatory limitations. Restrictions (1) and (2) are matters of fundamental policy and may only be changed with shareholder approval. Restrictions (3) and (4) may be changed by the Trust's Board of Trustees. The Trust will not:

(1) With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, more than 5% of the value of the Trust's total assets would be invested in the securities of such issuer or the Trust would hold more than 10% of the outstanding voting securities of such issuer;

(2) Concentrate its investments in any one industry (excluding securities of the U.S. Government and its agencies and instrumentalities), except that the Trust may invest more than 25% of the value of its total assets in the real estate industry;

(3) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days; or

(4) Invest more than 10% of its net assets foreign securities.

The investment restrictions set forth above are also applicable to the Fund; restrictions (1) and (2) are matters of fundamental policy and restrictions
(3) and (4) may be changed by the Company's Board of Directors. No investment restriction of the Fund prevents the Fund from investing all of its investable assets in the Trust.

The Fund and the Trust are subject to additional investment restrictions which are described in the Statement of Additional Information.

                                  MANAGEMENT

The business and affairs of the Fund are managed under the supervision of the Board of Directors of the Company, while the business and affairs of the Trust are managed under the supervision of its Board of Trustees. The Company's Board of Directors approves all significant agreements between the Company and persons or companies furnishing services to the Fund, including the agreements with the Fund's manager, distributor, administrator, transfer agent and custodian. A majority of the Company's directors are not affiliated with either the manager or the distributor of the Fund. The management of the Fund's day-to-day operations is delegated to its officers, manager and administrator, subject always to the general supervision of the Board of Directors.

INVESTMENT MANAGER

LaSalle Securities serves as manager of the Fund pursuant to a management agreement with the Company. Under the agreement, the Manager is responsible for monitoring the Fund's operations and the services provided to the Fund by others. At the present time, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Trust. The Manager also serves as the Trust's investment manager pursuant to an investment management agreement with the Trust. Under its agreement with the Trust, the Manager manages the Trust's portfolio in accordance with its investment objective, policies and restrictions, makes investment decisions for the Trust, places orders for the purchase and sale of securities and other financial instruments on behalf of the Trust, and employs portfolio managers and securities analysts who provide research services to the Trust.

For providing services and facilities to the Trust, the Manager is entitled to receive an investment management fee from the Trust, computed daily and paid monthly, at the annual rate of 0.75% of the Trust's average net assets. The Manager currently receives no fee for providing services and facilities to the Fund. However, in the event the Company's Board of Directors determines that it is in the best interests of the Fund's shareholders to withdraw its investment in the Trust, the Manager would become responsible for directly managing the assets of the Fund under its management agreement with the Company. In that event, the Manager would be entitled to receive an investment management fee from the Fund, accrued daily and paid monthly, at the annual rate of 0.75% of the Fund's average net assets.

The Manager is a registered investment adviser and together with its affiliates had as of December 31, 1997, approximately $3.1 billion in real estate securities under management, almost all of which are U.S. real estate securities. The Manager was formed on November 1, 1994, to acquire a portion of the real estate securities investment advisory business of Alex. Brown Kleinwort Benson Realty Advisors Corporation. The Manager, together with its predecessors, has provided investment advice to pension funds and other institutional investors with respect to investments in real estate securities since 1985. The Manager's investment team has more than twelve years of experience in managing accounts in accordance with the same strategy utilized for the Trust and is supported by LaSalle Partners' extensive research and property management organization which consists of over 1,300 employees in ten corporate offices across the United States and seven international offices. The Manager utilizes the same research, analytical models and professional staff in managing the assets of the Trust.

The Manager is a Maryland limited partnership organized under the name ABKB/LaSalle Securities Limited, with its principal office located at 100 East Pratt Street, Baltimore, Maryland 21202. The Manager is one of several entities through which LaSalle Partners Incorporated and its affiliates conduct real estate investment advisory and related businesses. LaSalle Partners is a leading full-service real estate firm that provides management services, corporate and financial services and investment management services to corporations and other real estate owners, users and investors worldwide.

The Trust may, from time to time, consistent with its investment policies and applicable law, invest in securities of companies with which LaSalle Partners has a business relationship. Any such relationship will not be a factor considered by the Manager in making decisions regarding the securities to be purchased or sold for the Trust.

Officers and employees of the Manager are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the code of ethics adopted by the Company and the Trust.

PORTFOLIO MANAGERS

William K. Morrill, Jr. and Keith R. Pauley, both Managing Directors of the Manager, share primary responsibility for managing the Trust's assets. Mr. Morrill has more than 17 years of investment experience and has been a portfolio manager with the Manager or its predecessors since 1985. Mr. Pauley has more than ten years of investment experience and has been a portfolio manager with the Manager or its predecessors since 1986.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Trustees of the Trust, the Manager is responsible for placing orders for securities transactions. Transactions involving equity securities will normally be conducted through broker-dealers who charge a commission for their services. The Trust has no obligation to enter into securities transactions with any particular broker-dealer, issuer, underwriter or other entity. In placing orders for the Trust, it is the policy of the Manager to obtain the most favorable execution. Where such execution may be obtained from more than one firm, securities transactions may be directed at higher commission rates to firms that provide research, statistical and other information to the Manager. If more than one account managed by the Manager is purchasing or selling the same security, the orders may be aggregated in the interest of achieving the most favorable execution.

ADMINISTRATOR

PFPC Inc. (the "Administrator"), 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as administrator of both the Fund and the Trust pursuant to separate administration agreements. The Administrator provides certain fund accounting and administrative services to the Fund and the Trust including, among other services, accounting relating to the Fund and the Trust and their investment transactions, and computation of the net asset values of the Fund and Trust. The Administrator does not have any responsibility or authority for the management of the assets of the Fund or the Trust, the determination of their investment policies, or for any matter pertaining to the distribution of their shares.

As compensation for the services and facilities provided by the Administrator to the Trust, the Trust has agreed to pay a fee, computed daily and paid monthly, at the annual rate of 0.11% of the first $250 million of the average net assets of the Trust, 0.085% of the next $250 million of such assets, 0.06% of the next $250 million of such assets, 0.05% of the next $250 million of such assets and 0.04% of such assets in excess of $1 billion (subject to a minimum monthly fee of $7,917) and to reimburse the Administrator for its out-of-pocket expenses. In addition, as compensation for the services and facilities provided by the Administrator to the Fund, the Fund has agreed to pay a monthly fee of $2,000 and to reimburse the Administrator for its out-of-pocket expenses.

DISTRIBUTION ARRANGEMENTS

Shares of the Fund are distributed through Funds Distributor, Inc. (the "Distributor"), the principal underwriter and distributor of the Fund. The Distributor, located at 60 State Street, Suite 1300, Boston, Massachusetts 02109, is a registered broker-dealer and member firm of the National Association of Securities Dealers, Inc.

The Company has adopted a distribution plan for the Retail Class of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides for the payment of a distribution fee from the assets of the Retail Class for activities primarily intended to result in the sale of Retail Class shares, including advertising, compensation to dealers and the preparation of sales literature. Distribution fees paid under the plan may not exceed 0.75% annually of the average net assets of the Retail Class, or such lesser amount as specified by the Company's Board of Directors. The Board of Directors has authorized payment of an annual distribution fee of 0.25%. The distribution fee is paid to the Distributor and financial services firms who assist in the distribution of Retail Class shares.

Under a shareholder services plan adopted for the Retail Class, the Fund may pay shareholder services fees to financial services firms and others who have entered into shareholder services agreements with the Company. These fees are paid for services provided to Retail Class shareholders, including shareholder assistance and communications, and maintenance of shareholder accounts. Shareholder services fees paid under the plan may not exceed 0.25% annually of the average net assets of the Retail Class attributable to applicable shareholder accounts, or such lesser amount as specified by the Company's Board of Directors. The Board of Directors has authorized payment of an annual shareholder services fee of 0.15%.

The distribution and shareholder services plans apply only to the Retail Class of the Fund. The fees paid under the plans are subject to the review and approval by the Company's directors who are not "interested persons" of the Company (as defined in the Investment Company Act of 1940) and who may reduce the fees or terminate the plans at any time.

                            HOW TO PURCHASE SHARES

The Company offers investors two classes of shares of the Fund -- Retail Class shares and Institutional Class shares. The different classes represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Shares of the Fund may be purchased at the net asset value next determined after receipt of an order in proper form. There is no sales load or charge in connection with the purchase of any class of the Fund's shares; however, Retail Class shares are subject to distribution and shareholder services fees. See "Management-- Distribution Arrangements."

Purchase orders for Fund shares which are received by the transfer agent in proper form prior to the close of regular trading hours (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange (the "NYSE") on any day that the Fund's net asset value is calculated (a "business day") are priced at the net asset value per share determined that day. Purchase orders for shares of the Fund received after the close of the NYSE on a particular business day are priced as of the time the net asset value per share is next determined.

The Company and the Distributor reserve the right to reject any purchase order and to suspend the offering of shares of the Fund. The Company reserves the right to vary the initial investment minimums and to impose minimums for additional investments in any of the classes of the Fund's shares at any time. In addition, the Company may waive the minimum initial investment requirement for any investor.

RETAIL CLASS SHARES

Investors can purchase Retail Class shares through any securities dealer or other financial services firm that has a sales agreement with the Distributor, or directly through the Fund's transfer agent. The minimum initial investment for Retail Class shares is $10,000.

The Fund may accept telephone orders for shares from securities dealers and other financial services firms that have been previously approved by the Fund. It is the responsibility of these firms to forward purchase orders and payments for shares promptly. Financial services firms may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not otherwise be charged if the shares were purchased directly through the Fund's transfer agent.

Shareholders may purchase additional shares for an existing account by mailing a check payable to "LaSalle Partners Funds, Inc.--LaSalle Partners U.S. Real Estate Fund" for the amount of the investment to the Company at the following address: LaSalle Partners Funds, Inc., c/o PFPC Inc., P.O. Box 8976, Wilmington, DE 19899-8976. Retail Class shares may not be purchased with a check issued by a third party and endorsed over to the Fund.

Retail Class shares may also be purchased for an existing shareholder account by wiring money to:

  PNC Bank, N.A.
  Philadelphia, Pennsylvania
  ABA #0310-0005-3
  For Credit to: LaSalle Partners Funds, Inc.--LaSalle Partners U.S. Real Estate Fund
        Retail Class Shares
        Account No.:
        Account Name:

The wire instructions must include the account number. An order to purchase shares by Federal Funds wire will be deemed to have been received on the business day of the wire, provided that shareholders notify the Fund's transfer agent at 1-800-LaSalle by 12:00 p.m. (Eastern Time) of their intention to wire money. The Company currently does not charge shareholders for the receipt of wire transfers, although your bank may charge you for their wiring services.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are currently available only to certain qualified purchasers including, but not limited to, financial institutions (such as banks, savings institutions and credit unions), pension and profit sharing and employee benefit plans and trusts, insurance companies, investment companies, and investment advisers and broker-dealers acting for their own accounts or for the accounts of such institutional investors. The minimum initial investment for Institutional Class shares is $250,000 ($1,000 for LaSalle employee investment accounts). For more information contact the Fund at 1-800-LaSalle.

EMPLOYEE PURCHASE PROGRAM

Current and former directors and officers of the Company, current and retired officers, directors and regular employees of LaSalle Partners Incorporated and its direct and indirect subsidiaries, and their spouses and minor children may open an employee investment account directly with the Company by making an initial investment of $1,000 or more. Institutional Class shares may be purchased for an employee investment account as described under "Retail Class Shares" above. To open an employee investment account, call 1-800-LaSalle to request an account application.

TAX-SHELTERED RETIREMENT PLANS

Fund shares are eligible for purchase by retirement plans which offer tax advantages to individuals. Investors in the Fund can establish an account under one of several tax-sheltered plans, including Individual Retirement Accounts (IRAs), which permit investment for retirement and shelter income and capital gains distributions from current taxes. For more information on retirement plans and their benefits, provisions and fees, contact your investment professional.

DETERMINATION OF NET ASSET VALUE

The Fund's net asset value is determined each business day as of the close of regular trading hours on the NYSE, which is normally 4:00 p.m. (Eastern Time). The net asset value per share of a class is calculated by valuing its share of the Fund's assets (i.e., the value of its investment in the Trust and other assets), deducting all liabilities attributable to that class, and dividing the resulting amount by the number of shares of the class then outstanding. For this purpose, the Trust's portfolio securities are valued primarily on the basis of market quotations or, in the case of securities for which market values are not available, at their fair values determined in accordance with procedures established and monitored by the Board of Trustees of the Trust.

                             HOW TO REDEEM SHARES

Shareholders may redeem all or part of their investment on any business day by transmitting a redemption order either through their dealer or directly to the Fund's transfer agent. A redemption order will be effected at the net asset value per share next determined after its receipt in proper form. Redemption orders received after 4:00 p.m. (Eastern Time) or the close of regular trading hours on the NYSE, whichever is earlier, will be effected at the net asset value per share determined on the next business day. Payment for redeemed shares will be made by check and will be mailed within seven days after receipt of a redemption order fully completed and, as applicable, accompanied by the required documents.

REDEEMING SHARES BY MAIL

Shareholders may redeem Fund shares directly by mail. Written requests for the redemption of Fund shares must be received in good order by the Fund's transfer agent to constitute a valid redemption order by mail. Shareholders redeeming shares by mail must send a letter of instruction, specifying (1) the shareholder's account number and (2) the number of shares or dollar amount to be redeemed, to the Company at the following address: LaSalle Partners Funds, Inc., c/o PFPC Inc., P.O. Box 8976, Wilmington, DE 19899-8976. The letter of instruction must be signed by all owners of the shares in the exact names in which their account is maintained. Additional documentation may be required for redemptions by corporations, partnerships, trusts or fiduciaries.

To protect shareholders and the Fund against fraud, a signature guarantee will be required if: (a) the redemption request is for an amount in excess of $25,000; (b) redemption proceeds are to be sent to a name and/or address that differs from the registered name or address of record; or (c) a transfer of registration is requested. Otherwise, written redemption requests by mail may be accepted without a signature guarantee. A signature guarantee may be obtained from domestic banks or trust companies, brokers, dealers, clearing agencies or savings associations who are participants in a medallion program recognized by the securities transfer association. Please note that a notary public stamp or seal is not acceptable.

REDEEMING SHARES BY TELEPHONE

Shareholders who have completed the section of the account application authorizing telephone transactions may redeem Fund shares in amounts up to $25,000, by notifying the Fund's transfer agent by telephone at 1-800-LaSalle. Payment for the redeemed shares will be made by check mailed to the address of record.

Neither the Fund nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon telephone instructions that it reasonably believes to be genuine. The Fund and the transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. To ensure the authenticity of redemption instructions received by telephone, the transfer agent examines each shareholder request by verifying the account number and/or tax identification number at the time the request is made. The transfer agent subsequently sends confirmations of the transaction to the shareholder for verification. If reasonable procedures are not employed, the Fund and the transfer agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

REDEEMING SHARES THROUGH YOUR DEALER

The Distributor has made arrangements for securities dealers and other financial services firms to redeem shares on behalf of their customers. These firms may charge for this service.

OTHER INFORMATION

The Company will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the check for the purchase of Fund shares has cleared, which may take up to fifteen days from the purchase date.

Dividends payable up to the date of the redemption of shares will be paid on the next dividend payment date. If all of the shares in a shareholder's account have been redeemed on a dividend payment date, the dividend will be remitted by check to the shareholder.

The Company has the power under its charter to redeem the shares in any shareholder account with a value of less than the minimum initial investment for such shares upon 60 days' notice. Shares will not be redeemed involuntarily as a result of a decline in account value due solely to a decline in the Fund's net asset value.

                              DIVIDENDS AND TAXES

DIVIDENDS

The Company's policy is to make quarterly distributions from the investment company taxable income of the Fund. Net capital gain (net long-term capital gain in excess of net short-term capital loss), if any, will be distributed at least annually. The Fund's investment company taxable income consists of all taxable income other than the excess, if any, of net long-term capital gain over net short-term capital loss, reduced by deductible expenses of the Fund. The Company currently expects that a portion of the Fund's dividends will consist of amounts in excess of investment company taxable income derived from non-taxable components of the cash flow from the real estate underlying the Trust's portfolio investments. These amounts will be considered a return of capital and thus will not be subject to current taxation.

Unless a shareholder elects payment by check, all income dividends and capital gain distributions, if any, will be reinvested in additional Fund shares of the same class at net asset value as of the reinvestment date. Shareholders may elect to terminate automatic reinvestment by giving written notice to the Fund's transfer agent (at the address listed in this Prospectus), either directly or through their dealer, at least five days before the next date on which dividends or distributions will be paid.

TAXES

The Fund and the Trust are treated as separate entities for federal tax purposes. The Fund intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code so that it will be relieved of federal income tax on investment company taxable income and net capital gain distributed to shareholders. In addition, the Fund expects to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax. As a partnership under the Code, the Trust does not pay federal income or excise taxes.

Dividends from the Fund's investment company taxable income are taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Fund's earnings and profits. Distributions of net capital gain that are designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of how long shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. Only a portion of the dividends paid by the Fund is expected to qualify for the dividends received deduction available to corporate shareholders. The Fund provides shareholders annually with information regarding the federal income tax status of its dividends and distributions.

The net asset value of the Fund's shares will be reduced by the amount of any dividend or distribution on the record date for the distribution. An investor who purchases shares immediately prior to the record date will pay the full net asset value for the shares and will receive a distribution which, although in effect a return of capital to that shareholder, will be taxable as described above.

The sale or redemption of Fund shares is a taxable event for the shareholder.

Shareholders should consult their tax advisors regarding specific questions as to federal, state and local income taxes. The Statement of Additional Information contains additional information regarding taxes.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

The Fund is a series of the Company which is an open-end diversified management investment company incorporated under the laws of the State of Maryland. Each share of the Fund has one vote and is entitled to dividends and distributions when and if declared by the Company's Board of Directors. In the event of liquidation of the Fund or dissolution of the Company, each share would be entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid.

The Board of Directors of the Company is authorized to establish "series" of shares of capital stock, each of which evidence interests in a separate portfolio of securities, and separate classes of shares of each series. Different classes of the Company's shares of any series may be offered to certain investors. All classes of a particular series share a common investment objective and portfolio of investments; however, the net asset values per share of the classes will differ to the extent there are different fees and expenses applicable to the classes.

The shares offered by this Prospectus have been designated Retail Class and Institutional Class shares of the LaSalle Partners U.S. Real Estate Fund series. The Board of Directors of the Company may add additional series or classes of shares in the future. Additional information concerning the Fund's shares may be obtained by calling 1-800-LaSalle.

The Trust, in which all of the investable assets of the Fund will be invested, is a series of a business trust organized under the laws of the State of Delaware. The Trust's Agreement and Declaration of Trust provides that the Fund and other entities investing in the Trust (e.g., other investment companies) will be liable for obligations of the Trust. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Trust.

ANNUAL MEETINGS

Unless required under applicable Maryland law, the Company does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a director from office, and if such a request is made, the Company will assist with the shareholder communications in connection with the meeting.

SHAREHOLDER REPORTS

The Company furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Trust's portfolio and financial statements. The annual financial statements will be audited by the Company's independent accountants, Coopers & Lybrand L.L.P.

OFFICERS AND DIRECTORS OF THE FUND

     Bruce D. Alexander       Director
     Lawrence S. Bacow        Director
     Richard A. Dobbins       Director
     John W. McCarter, Jr.    Director
     Lynn C. Thurber*         Director
     William K. Morrill, Jr.* Director and President
     Keith R. Pauley*         Director and Executive Vice President
     Stephen A. Smith         Senior Vice President and Secretary
     Audre' J. Melsbakas      Senior Vice President and Assistant Secretary
     James A. Ulmer, III      Vice President
     William E. Sullivan      Treasurer
     Denise M. Ruth           Assistant Treasurer

* Ms. Thurber and Messrs. Morrill and Pauley are directors who are "interested persons" of the Company within the meaning of the Investment Company Act of 1940.

CUSTODIAN

PNC Bank, National Association, 200 Stevens Drive, Lester, Pennsylvania 19113, serves as custodian of the Fund's and the Trust's assets consisting of cash and securities.

TRANSFER AGENT

PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as transfer agent and dividend paying agent for the Fund's shares.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. has been selected as independent accountants for the Company and the Trust.

LEGAL COUNSEL

Piper & Marbury L.L.P. serves as counsel to the Company and the Trust.

INVESTOR INQUIRIES

Investors with questions regarding the Fund should contact their dealer or call the Company directly at 1-800-LaSalle.

ADDITIONAL INFORMATION

The Company and the Trust have filed with the Securities and Exchange Commission ("SEC") a Registration Statement with respect to the shares of the Fund offered hereby. This Prospectus and the Statement of Additional Information, which constitute part of the Registration Statement, do not contain all the information set forth in the Registration Statement, and the exhibits and schedules to the Registration Statement filed with the SEC. Copies of the Registration Statement, including those items omitted from this Prospectus, may be examined at the offices of the SEC in Washington, D.C. The SEC maintains a Web site (http://www.sec.gov) that contains the Registration Statement, material incorporated by reference and other information regarding the Fund and the Trust.

                    LaSalle Partners U.S. Real Estate Fund

                      STATEMENT OF ADDITIONAL INFORMATION

                               January 28, 1998


          This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with the Prospectus dated January 28, 1998, including any supplements thereto. To obtain additional copies of the Prospectus, please call 1-800-LaSalle.


                               Table of Contents
                               -----------------

                                                                  Page
                                                                  ----

          General Information ..............................      B-2
          Investment Policies and Practices ................      B-2
          Investment Restrictions ..........................      B-4
          Portfolio Transactions and Brokerage .............      B-6
          Valuation of Portfolio Securities ................      B-7
          Redemption of Shares .............................      B-7
          Taxation .........................................      B-8
          Management .......................................      B-10
          Investment Manager ...............................      B-12
          Administrator ....................................      B-13
          Distribution Arrangements ........................      B-13
          Performance Information ..........................      B-15
          Description of Capital Stock .....................      B-16
          Financial Statements .............................      F-1

                              GENERAL INFORMATION

          LaSalle Partners U.S. Real Estate Fund (the "Fund") is a series of LaSalle Partners Funds, Inc. (the "Company"), an open-end diversified management investment company. The Company currently offers two classes of shares of the
Fund: Retail Class shares and Institutional Class shares.

          Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information regarding the activities of the fund being considered for investment. Important information concerning the Company and the Fund is included in the Prospectus which may be obtained without charge from the Company's distributor or securities dealers and other financial institutions that have a sales agreement with the Company's distributor. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus.

          As described in the Prospectus, the Fund seeks to achieve its investment objective by investing all of its investable assets in a series of an open-end management investment company having the same investment objective as the Fund. The investment company is the U.S. Real Estate Portfolio of LaSalle Partners Master Trust (the "Trust") for which LaSalle Partners Real Estate Securities (the "Manager") serves as investment manager. Since the investment characteristics of the Fund will correspond directly to those of the Trust, the Prospectus and this Statement of Additional Information include a discussion of the various investments of and techniques employed by the Trust.

          The Company was incorporated under the laws of the State of Maryland on September 19, 1997. The Company filed a registration statement with the SEC registering as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and registering an indefinite number of its Retail Class and Institutional Class shares of the Fund under the Securities Act of 1933, as amended (the "1933 Act"). As of the date of this Statement of Additional Information, the Fund had not yet commenced operations.

                       INVESTMENT POLICIES AND PRACTICES

          The Fund's investment objective is total return primarily through investments in U.S. real estate securities. As described in the Prospectus, the Fund will attempt to achieve its objective by investing all of its investable assets in the Trust. The Trust will invest its assets primarily in equity securities of real estate investment trusts ("REITs") and other real estate industry companies that are publicly traded in the United States securities markets. Equity securities of real estate industry companies in which the Trust will invest consist of common stock, shares of beneficial interest of REITs and securities with characteristics of common stock, such as preferred stock and debt securities convertible into common stock. The Trust does not have a policy requiring a minimum rating for investment in debt securitie; nor does it expect to invest in debt securities during the current fiscal year. There can be no assurance that either the Fund or the Trust will achieve its investment objective.

          The following information supplements, and should be read in conjunction with, the discussion in the Prospectus of the investment objective and policies of the Fund and the Trust.

Real Estate Investment Trusts

          REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

          REITs can generally be classified as follows:

          . Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

          . Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

          . Hybrid REITs, which combine the characteristics of both Equity REITs and Mortgage REITs.

          REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

Illiquid and Restricted Securities

          As discussed in the Prospectus, the Trust may invest up to 15% of the value of its net assets, measured at the time of investment, in illiquid securities. Both restricted securities (other than Rule 144A securities that are deemed to be liquid as discussed below), which may not be resold to the public without registration under the 1933 Act, and securities that, due to their market or the nature of the security, have no readily available market for their disposition are considered to be not readily marketable or "illiquid". Limitations on resale and marketability may have the effect of preventing the Trust from disposing of a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Trust might have to bear the expense and incur the delays associated with registration. In purchasing illiquid securities, the Trust does not intend to engage in underwriting activities, except to the extent the Trust may be deemed to be a statutory underwriter under the 1933 Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies.

          In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of these investments.

          Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Trust may invest in Rule 144A securities which, as disclosed in the Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A and provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could affect adversely the marketability of the security. In such an instance, the Trust might be unable to dispose of the security promptly or at a reasonable price.

          Securities eligible for resale pursuant to Rule 144A will not be subject to the Trust's limitations on investing in securities that are not readily marketable, provided that the Manager determines that a liquid market exists for such securities under guidelines adopted and monitored by the Trust's Board of Trustees. In making this determination, the Manager will consider the following factors, among others: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

Money Market Instruments

          From time to time the Trust may purchase high quality, short-term debt securities, commonly known as money market instruments. These securities include U.S. Government securities, obligations of U.S. commercial banks and commercial paper.

          U.S. Government securities include direct obligations of the U.S. Government, which consist of bills, notes and bonds issued by the U.S. Treasury, and obligations issued by agencies of the U.S. Government which, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the U.S. Treasury or supported by the issuing agency's right to borrow from the U.S. Treasury.

          The obligations of U.S. commercial banks include certificates of deposit and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

          Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. A variable amount master demand note (which is a type commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest in varying amounts.

Repurchase Agreements

          The Trust may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed by the Manager to be creditworthy under criteria established by the Board of Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Trust) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Trust makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of its custodian bank or its agent. The underlying securities, which in the case of the Trust must be issued by the U.S. Treasury, may have maturity dates exceeding one year. The Trust does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Trust could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Trust seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.


                            INVESTMENT RESTRICTIONS

          The Fund's and the Trust's investment programs are subject to a number of restrictions that reflect self-imposed standards as well as regulatory limitations. The investment restrictions recited below are in addition to those described in the Prospectus. No investment restriction of the Fund prevents the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective.

          Investment restrictions which are designated as matters of fundamental policy may only be changed with the approval of a "majority of the outstanding voting securities" of the Fund or the Trust, as the case may be. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a company means the vote, at an annual or a special meeting of the security holders of the company duly called, (i) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of such company, whichever is the less.

          The Fund and the Trust may not as a matter of fundamental policy:

          (1)  Issue senior securities, except as permitted under the 1940 Act.

          (2) Effect short sales of securities or sell any security which it does not own unless by virtue of its ownership of other securities it has, at the time of sale, a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and, provided that if such right is conditional, the sale is made upon the same conditions; or purchase securities on margin (but the Fund/Trust may obtain such short-term credits as may be necessary for the clearance of transactions).

          (3) Borrow money, except that the Fund/Trust may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).

          (4) Act as an underwriter of securities within the meaning of the U.S. federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of illiquid securities.

          (5) Purchase or sell real estate, provided that the Fund/Trust may invest in securities of companies in the real estate industry and may purchase securities secured or otherwise supported by interests in real estate.

          (6) Purchase or sell commodities or commodities contracts, provided that the Fund/Trust may invest in financial futures and options on such futures.

          (7) Make loans, except that the Fund/Trust may lend portfolio securities in accordance with its investment policies and may enter into, purchase or invest in repurchase agreements, debt instruments or other securities, whether or not the purchase is made upon the original issuance of the securities.

          The Trust will invest more than 25% of its total assets in securities issued by companies in the real estate industry. Except as noted in the previous sentence, it is a fundamental policy of the Fund and the Trust not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the SEC, investments are concentrated in a particular industry if such investments (but not investments in U.S. Government securities) aggregate more than 25% of the Fund's/Trust's total assets.

          The Trust does not intend to invest in or to enter into financial futures contracts or purchase options on such futures or to lend portfolio securities during the current fiscal year.

          The following investment restrictions are not fundamental policies and may be changed by the Company's Board of Directors or by the Trust's Board of Trustees without shareholder approval. The Fund and the Trust will not as a matter of operating policy:

          (1) Borrow money, except that the Fund/Trust may borrow money for temporary or emergency purposes in an amount not exceeding 10% of the value of its total assets at the time of such borrowing, provided that, while borrowings by the Fund/Trust equaling 5% or more of its total assets are outstanding, the Fund/Trust will not purchase securities for investment.

          (2) Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

          (3)  Invest for the purpose of exercising control or management.

          (4) Invest more than 10% of the its total assets in foreign securities.

          (5)  Invest more than 20% of its total assets in any one issuer.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

          The Manager is responsible for decisions to buy and sell securities for the Trust, for the selection of brokers and dealers to execute securities transactions and for negotiation of commission rates. Purchases and sales of securities on a securities exchange will be effected through broker-dealers which charge a commission for their services. The Manager may direct purchase and sale orders to any registered broker-dealer. In the over-the-counter market, transactions are effected on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer based on the spread between the bid and asked price for the security. The prices of securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.

          The Manager's primary consideration in effecting securities transactions is to obtain the most favorable execution of orders on an overall basis. As described below, the Manager may, in its discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by the Manager to be beneficial to the Trust's investment program. Certain research services furnished by broker-dealers may be useful to the Manager with clients other than the Trust. Similarly, any research services received by the Manager through placement of portfolio transactions of other clients may be of value to the Manager in fulfilling its obligations to the Trust. No specific value can be determined for research and statistical services furnished without cost to the Manager by a broker-dealer. The Manager is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Manager's research and analysis. Therefore, it may tend to benefit the Trust by improving the Manager's investment advice.

          The Manager's policy is to pay a broker-dealer commissions for particular transactions that are higher than might be charged if a different broker-dealer had been chosen when, in the Manager's opinion, this policy furthers the overall objective of obtaining the most favorable execution. The Manager is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Trust in order to secure research and investment services described above.

          The Manager manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Trust and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Trust or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager.

          The allocation of orders among broker-dealers and the commission rates paid by the Trust will be reviewed periodically by the Board of Trustees. The foregoing policy under which the Trust may pay higher commissions to certain broker-dealers in the case of agency transactions does not apply to transactions effected on a principal basis.

                       VALUATION OF PORTFOLIO SECURITIES

          The Fund's net asset value per share is determined daily as of the close of regular trading hours on the New York Stock Exchange (the "NYSE"), which is normally 4:00 p.m. (Eastern Time), each day on which the NYSE is open for business. The NYSE is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

          Portfolio securities traded on a national exchange on the valuation date are valued at the last quoted sale price. Exchange traded securities for which there have been no reported sales on the valuation date and securities traded primarily in the over-the-counter market are valued at the last quoted bid prices. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established and monitored by the Trust's Board of Trustees. These procedures may include the use of an independent pricing service which calculates prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Debt obligations with maturities of 60 days or less are valued at amortized cost. The net asset values of the Retail Class shares and Institutional Class shares will differ to the extent different fees and expenses are applicable to each class.


                              REDEMPTION OF SHARES

          The Company may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

          Under normal circumstances, the Company will redeem shares by check as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of portfolio securities in lieu of cash, in conformity with applicable rules of the SEC, the Company will make such distributions in kind. If shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Portfolio Securities" and such valuation will be made as of the same time the redemption price is determined. The Company and the Trust have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Company and the Trust are each obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund/Trust during any 90-day period for any one shareholder.

          The Trust has agreed to make a redemption in kind to the Fund whenever the Company wishes to make redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the Trust, and in no case will a redeeming shareholder of the Fund receive a security issued by the Trust.

          The Board of Directors of the Company may cause the redemption of a Retail Class share account with a balance of less than $10,000, or an Institutional Class share account with a balance of less than $250,000, provided (1) the value of the account has been reduced for reasons other than market action below the minimum initial investment in such shares at the time the account was established, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to the shareholder. Shares will be redeemed at the net asset value on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to the last known address of the shareholder.

                                    TAXATION

          The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

          The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

          The Fund expects to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). In addition, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of its assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

          Under Subchapter M of the Code, the Fund is exempt from federal income tax on its taxable net investment income and net capital gains that it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).


          If for any taxable year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions generally will be eligible for the 70% dividends received deduction for "qualifying dividends".

          The Code imposes a nondeductible 4% excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC will include in the amount distributed any amount taxed to the RIC as investment company taxable income or capital gains for any taxable year ending in such calendar year. The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

          The Fund will invest all of its investable assets in the Trust. As a partnership, the Trust will not be subject to federal income or excise taxes under the Code. Instead, the Fund and other investors in the Trust must take into account, in computing their federal tax liability, their proportionate share of the Trust's income, gain, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Trust. In addition, the Fund will be deemed to own a proportionate share of the Trust's assets and income for the purpose of determining whether the Fund qualifies as a regulated investment company. Accordingly, the Trust intends to conduct its operations so that the Fund will be able to satisfy applicable tax requirements.

          If the Trust acquires stock in certain non-U.S. corporations ("passive foreign investment companies" or "PFICs") that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gains) or at least 50% of whose average assets produce or are held for the production of such passive income, the Fund indirectly through its interest in the Trust could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if the Fund distributes its share of the PFIC income as a taxable dividend to its shareholders. A certain election (treating the PFIC as a "qualified electing fund") filed with the Fund's federal income tax return may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize ordinary taxable income and net capital gain of the PFIC without the corresponding receipt of cash which may need to be distributed by the Company to satisfy the Distribution Requirement.

          Pursuant to proposed regulations, open-end regulated investment companies such as the Fund would be entitled to avoid the tax consequences described in the preceding paragraph by electing to mark-to-market their stock in certain PFICs. Marking to market in this context means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gains of a prior year for which an election was in effect). Making the election could result in the recognition of gain without the corresponding receipt of cash which may need to be distributed by the Company to satisfy the Distribution Requirement.

          Distributions received by the Fund from the Trust generally will not result in the Fund recognizing any gain or loss for federal income tax purposes, except that (i) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Trust prior to the distribution; (ii) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Trust and includes a disproportionate share of any unrealized receivables held by the Trust; and (iii) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Trust and consists solely of cash and/or unrealized receivables. The Fund's basis in its interest in the Trust generally will equal the amount of cash and the basis of any property which the Fund invests in the Trust, increased by the Fund's share of income from the Trust, and decreased by the amount of any cash distributions and the basis of any property distributed from the Trust.

          Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long the shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. It is expected that the Treasury will issue regulations or other guidance to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced tax rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduces the maximum tax on long-term capital gains from 28% to 20%; however, it also generally lengthens the holding period required to obtain the lower rate from more than one year to more than 18 months. The lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%. Distributions of earnings and profits of the Fund other than distributions of net long-term capital gains are taxable to shareholders as ordinary income.

          If capital gain distributions have been made with respect to shares of the Fund that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss.

          The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions payable to any shareholder who (i) has provided the Fund either an incorrect tax identification number or no number at all, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (iii) has failed to certify to the Company that such shareholder is not subject to backup withholding.

          Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.


                                   MANAGEMENT

     Directors and Officers of the Company

          The Board of Directors of the Company consists of seven directors. The directors and officers of the Company, their addresses, ages and principal occupations during the last five years are set forth below. Each director who is an "interested person" of the Company (as defined in the 1940 Act) is indicated by an asterisk (*).


                                           POSITION(S) HELD           PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               AGE         WITH REGISTRANT            DURING PAST FIVE YEARS
----------------               ---         ----------------           -----------------------
Bruce D. Alexander             54              Director               Adjunct Professor, Yale University
5062 Whetstone Road                                                   School of Mangement; Senior
Columbia, MD  21044                                                   Vice President and Director of
                                                                      New Business, The Rouse
                                                                      Company.

Lawrence S. Bacow              46              Director               Professor, Massachusetts Institute
75 Summit                                                             of Technology.
Newton, MA  02158

Richard A. Dobbins             52              Director               President, Historical Data Systems,
520 Washington Street                                                 Inc.; President, Municipal Market
Duxbury, MA  02331                                                    Data, Inc.

John W. McCarter, Jr.          59              Director               President and Chief Executive
The Field Museum                                                      Officer of The Field Museum;
1200 South Lake Shore Drive                                           Senior Vice President of Booz,
Chicago, IL  60605                                                    Allen & Hamilton, Inc.

Lynn C. Thurber*               50              Director               Director, LaSalle Partners
200 East Randolph Drive                                               Incorporated; Co-President,
Chicago, IL  60601                                                    LaSalle Advisors Capital
                                                                      Management, Inc.; Managing
                                                                      Director, LaSalle Advisors Limited
                                                                      Partnership; Chief Executive
                                                                      Officer of ABKB/LaSalle
                                                                      Securities Limited; Chief
                                                                      Operating Officer and Director of
                                                                      Acquisitions, ABKB/LaSalle
                                                                      Securities Limited.

William K. Morrill, Jr.*       60         Director; President         Managing Director, ABKB/
100 East Pratt Street                                                 LaSalle Securities Limited.
Baltimore, MD  21202

Keith R. Pauley*               36         Director; Executive         Managing Director/Portfolio
100 East Pratt Street                       Vice President            Manager, ABKB/LaSalle
Baltimore, MD  21202                                                  Securities Limited.

Stephen A. Smith               39         Senior Vice President       Managing Director, Private Capital
200 East Randolph Drive                         Secretary             of LaSalle Advisors Limited
Chicago, IL  60601                                                    Partnership.

Audre' J. Melsbakas            34         Senior Vice President       Principal, LaSalle Partners
200 East Randolph Drive                    Assistant Secretary        Incorporated; Associate, The
Chicago, IL  60601                                                    Keystone Group.

James A. Ulmer, III            58          Vice President             Vice President, ABKB/LaSalle
100 East Pratt Street                                                 Securities Limited; Principal,
Baltimore, MD  21202                                                  AIRES Real Estate Services;
                                                                      Chairman and President, Enoch
                                                                      Pratt Free Library.

William E. Sullivan            42              Treasurer              Executive Vice President, Chief
200 East Randolph Drive                                               Financial Officer and Director of
Chicago, IL  60601                                                    LaSalle Partners Incorporated.

Denise M. Ruth                 26          Assistant Secretary        Operations Manager, ABKB/
100 East Pratt Street                                                 LaSalle Securities Limited;
Baltimore, MD  21202                                                  Assistant Accountant, T. Rowe
                                                                      Price, Inc.

          The Company's Articles of Incorporation require the Company to indemnify its directors and officers to the full extent permitted by Maryland law. Nothing in the charter or bylaws of the Company protects any director or officer against any liability to the Company or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          The officers and directors of the Company who are "interested persons" of the Company within the meaning of the 1940 Act do not receive compensation directly from the Company for serving in the capacities described above. However, those officers and directors who are affiliated with the Manager may receive remuneration indirectly from the Company for services provided in their respective capacities with the Manager. Each of the non-interested directors is expected to receive for his service on the Board of Directors an annual fee, plus reimbursement for out-of-pocket expenses incurred in connection with attendance at board meetings. The following table sets forth the information concerning the compensation anticipated to be paid by the Company to directors in the current fiscal year. Neither the Company nor any investment company in the Fund Complex offers any pension or retirement benefits to its directors or trustees.

                         AGGREGATE COMPENSATION  TOTAL COMPENSATION FROM THE
NAME OF DIRECTOR         FROM THE COMPANY (1)    COMPANY AND FUND COMPLEX (1)(2)
----------------         --------------------    -------------------------------

Bruce D. Alexander       $6,000                   $12,000
Lawrence S. Bacow        $6,000                   $12,000
Richard A. Dobbins       $6,000                   $12,000
John W. McCarter, Jr.    $6,000                   $12,000
William K. Morrill, Jr.   --                       --
Keith R. Pauley           --                       --
Lynn C. Thurber           --                       --


     (1) The Company commenced operations in January, 1998. The amounts indicated are estimates of the compensation expected to be paid to directors of the Company during the Company's first fiscal year ending November 30, 1998.

     (2) As of the date hereof, the "Fund Complex" consisted of the Company and the Trust (which also commenced operations in January, 1998).

          As of the date of this Statement of Additional Information, the officers, directors and trustees of the Company and the Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Fund.

     Trustees and Officers of the Trust

          The Board of Trustees of the Trust consists of seven trustees. The trustees and officers of the Trust, their addresses, ages and principal occupations during the last five years are set forth below. Each trustee who is an "interested person" of the Trust (as defined in the 1940 Act) is indicated by an asterisk (*).


                                           POSITION(S) HELD           PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               AGE         WITH REGISTRANT            DURING PAST FIVE YEARS
----------------               ---         ----------------           -----------------------
Bruce D. Alexander             54              Director               Adjunct Professor, Yale University
5062 Whetstone Road                                                   School of Mangement; Senior
Columbia, MD  21044                                                   Vice President and Director of
                                                                      New Business, The Rouse
                                                                      Company.

Lawrence S. Bacow              46              Director               Professor, Massachusetts Institute
75 Summit                                                             of Technology.
Newton, MA  02158

Richard A. Dobbins             52              Director               President, Historical Data Systems,
520 Washington Street                                                 Inc.; President, Municipal Market
Duxbury, MA  02331                                                    Data, Inc.

John W. McCarter, Jr.          59              Director               President and Chief Executive
The Field Museum                                                      Officer of The Field Museum;
1200 South Lake Shore Drive                                           Senior Vice President of Booz,
Chicago, IL  60605                                                    Allen & Hamilton, Inc.

Lynn C. Thurber*               50              Director               Director, LaSalle Partners
200 East Randolph Drive                                               Incorporated; Co-President,
Chicago, IL  60601                                                    LaSalle Advisors Capital
                                                                      Management, Inc.; Managing
                                                                      Director, LaSalle Advisors Limited
                                                                      Partnership; Chief Executive
                                                                      Officer of ABKB/LaSalle
                                                                      Securities Limited; Chief
                                                                      Operating Officer and Director of
                                                                      Acquisitions, ABKB/LaSalle
                                                                      Securities Limited.

William K. Morrill, Jr.*       60         Director; President         Managing Director, ABKB/
100 East Pratt Street                                                 LaSalle Securities Limited.
Baltimore, MD  21202

Keith R. Pauley*               36         Director; Executive         Managing Director/Portfolio
100 East Pratt Street                       Vice President            Manager, ABKB/LaSalle
Baltimore, MD  21202                                                  Securities Limited.

Stephen A. Smith               39         Senior Vice President       Managing Director, Private Capital
200 East Randolph Drive                         Secretary             of LaSalle Advisors Limited
Chicago, IL  60601                                                    Partnership.

Audre' J. Melsbakas            34         Senior Vice President       Principal, LaSalle Partners
200 East Randolph Drive                    Assistant Secretary        Incorporated; Associate, The
Chicago, IL  60601                                                    Keystone Group.

James A. Ulmer, III            58          Vice President             Vice President, ABKB/LaSalle
100 East Pratt Street                                                 Securities Limited; Principal,
Baltimore, MD  21202                                                  AIRES Real Estate Services;
                                                                      Chairman and President, Enoch
                                                                      Pratt Free Library.

William E. Sullivan            42              Treasurer              Executive Vice President, Chief
200 East Randolph Drive                                               Financial Officer and Director of
Chicago, IL  60601                                                    LaSalle Partners Incorporated.

Denise M. Ruth                 26          Assistant Secretary        Operations Manager, ABKB/
100 East Pratt Street                                                 LaSalle Securities Limited;
Baltimore, MD  21202                                                  Assistant Accountant, T. Rowe
                                                                      Price, Inc.

     Code of Ethics

          The Board of Directors of the Company and the Board of Trustees of the Trust have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of all directors/trustees and officers of the Company and the Trust, as well as to designated officers, directors and employees of the Manager and the Distributor. As described below, the Code of Ethics imposes restrictions on the Manager's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Trust.

          The Code of Ethics requires that covered employees of the Manager, and all Company directors and Trust trustees who are "interested persons", preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Trust in the same security. Officers, directors and employees of the Manager and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.


                               INVESTMENT MANAGER

          The Board of Directors of the Company has approved a Management Agreement between the Company and the Manager. Under the agreement, the Manager monitors the operations of the Fund. The Manager receives no fee for providing these monitoring services. In the event the Company's Board of Directors determines that it is in the best interests of the Fund's shareholders to withdraw its investment in the Trust, the Manager would become responsible for directly managing the assets of the Fund. In such event, the Manager would be entitled to receive an investment management fee, accrued daily and paid monthly, at the annual rate of 0.75% of the Fund's average net assets.

          The Management Agreement will remain in effect for two years from the date of its initial execution and from year to year thereafter, so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and by the vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated by either the Company or the Manager on 60 days' written notice. It will terminate automatically in the event of its assignment (as defined by the 1940 Act).



          The Manager serves as the Trust's investment manager pursuant to an Investment Management Agreement with the Trust. Under the agreement, the Manager manages the Trust's investments subject to the supervision and direction of the Board of Trustees of the Trust. The Manager is responsible for providing a continuous investment program for the Trust, including the provision of investment research and management with respect to all securities and investments and cash equivalents purchased, sold or held in the Trust and the selection of brokers-dealers through which securities transactions for the Trust will be executed. In carrying out its responsibilities, the Manager is required to act in conformance with the Trust's Agreement and Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as amended.

          The Manager bears all expenses in connection with the performance of services under its agreements with the Company and the Trust. Each of the Company and the Trust bear certain other expenses incurred in its operation, including: (i) the charges and expenses of any registrar, share transfer or dividend disbursing agent, custodian or depository appointed for the safekeeping of the Trust's cash, portfolio securities and other property; (ii) the charges and expenses of auditors; (iii) brokerage commissions for transactions in the portfolio securities of the Trust; (iv) all taxes, including issuance and transfer taxes, and fees payable by the Company/Trust to federal, state or other governmental agencies; (v) the cost of share certificates representing shares of the Company/Trust, (vi) fees involved in registering and maintaining registrations of the Company/Trust and of the Fund's shares with the SEC and various states and other jurisdictions; (vii) all expenses of shareholders' and directors'/trustees' meetings and of preparing, printing and mailing proxy statements, semi-annual and annual reports, and other communications (including prospectuses) to existing shareholders; (viii) compensation and travel expenses of directors/trustees who are not "interested persons" within the meaning of the 1940 Act; (ix) the expense of furnishing or causing to be furnished to each shareholder a statement of account, including the expense of mailing; (x) charges and expenses of legal counsel in connection with matters relating to the Company/Trust; (xi) membership or association dues for the Investment Company Institute or similar organizations; (xii) interest payable on Company/Trust borrowings; and (xiii) postage.


                                 ADMINISTRATOR

          PFPC Inc. (the "Administrator"), 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the administrator for both the Fund and the Trust. Pursuant to Administration Agreements between the Administrator and the Company and the Trust, respectively, the Administrator has agreed to provide certain fund accounting and administrative services to the Fund and the Trust, including among other services, accounting relating to the Fund and the Trust and the investment transactions of the foregoing; computing daily net asset values; monitoring the investments and income of the Fund and the Trust for compliance with applicable tax laws; preparing for execution and filing federal and state tax returns, and semi-annual and annual shareholder reports; preparing monthly financial statements including a schedule of investments; assisting in the preparation of registration statements and other filings related to the registration of shares; coordinating contractual relationships and communications between the Manager and the Fund's and the Trust's custodian; preparing and maintaining the Fund's and the Trust's books of account, records of securities transactions, and all other books and records in accordance with applicable laws, rules and regulations (including, but not limited to, those records required to be kept pursuant to the 1940 Act); and performing such other duties related to the administration of the Fund and the Trust as may be agreed upon in writing by the parties to the respective agreements.

          Compensation for the services and facilities provided by the Administration Agreements includes payment of the Administrator's out-of-pocket expenses. The Administrator's reimbursable out-of-pocket expenses include, but are not limited to, postage and mailing, telephone, telex, Federal Express, independent pricing service charges and record retention/storage.

          Because the Fund and the Trust will commence operations in January 1998, neither the Fund nor the Trust have paid any fees to the Administrator as of the date of this Statement of Additional Information. The Administration Agreements will continue in effect until terminated by either party on 60 days' prior written notice to the other party.

                           DISTRIBUTION ARRANGEMENTS

     Distributor

          Funds Distributor, Inc. (the "Distributor"), located at 60 State Street, Suite 1300, Boston, Massachusetts 02109, serves as the principal underwriter and distributor for the Fund's shares pursuant to a Distribution Agreement with the Company. The Distribution Agreement was initially approved by the Board of Directors of the Company. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. The Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

          The Distributor offers shares of the Fund continuously and has agreed to use its best efforts to solicit purchase orders for shares. Retail Class shares are sold by securities dealers and other financial services firms which have executed sales agreements with the Distributor. The Distributor is not obligated to sell any specific amount of shares of the Fund. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement. The Fund bears the expenses of registering its shares with the SEC and with applicable state regulatory authorities.

          The Distribution Agreement will remain in effect for two years from the date of its initial execution and from year to year thereafter, so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and by the vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either the Company or the Distributor on 60 days' written notice. It will terminate automatically in the event of its assignment (as defined by the 1940 Act).

          The Company and the Distributor reserve the right to reject any purchase order and to suspend the offering of shares of the Fund. The Company reserves the right to vary the initial investment minimums and to impose minimums for additional investments in any of the classes of the Fund's shares at any time. In addition, the Company may waive the minimum investment requirements for any investor. The factors to be considered in the waiver or variation of such minimum investments include, but are not limited to, the relationship of the investor to the Company, the amount of the proposed investment, and the type of investor.

     Distribution Plan

          The Company has adopted a Distribution Plan for the Retail Class of the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides for the payment of a distribution fee from the assets of the Retail Class for activities primarily intended to result in the sale of Retail Class shares, including advertising, compensation to dealers and the preparation of sales literature. Distribution fees paid under the Plan may not exceed 0.75% annually of the average net assets of the Retail Class, or such lesser amount as may be specified by the Company's Board of Directors. The Board of Directors has authorized payment of an annual distribution fee of 0.25% to the Distributor and participating dealers who assist in the distribution of Retail Class shares. The Distributor may use the fees paid under the Plan and its other resources to pay expenses associated with activities primarily intended to result in the sale of Retail Class shares. Under the terms of the Plan, the Board of Directors of the Company receives a quarterly written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

          The Plan has been approved by the Board of Directors, including the majority of the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plan. In approving the Plan, the directors identified and considered a number of potential benefits which the Plan may provide and determined that there is a reasonable likelihood that the Plan will benefit the Retail Class and its shareholders.

          The Plan is a compensation plan because the Distributor is paid a fixed fee and is given discretion concerning what expenses are payable under the Plan. The Distributor may spend more for marketing and distribution than it receives in fees from the Retail Class. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, the Distributor could be said to have received a profit. For example, if the Distributor pays $1 for distribution related expenses and receives $2 under the Plan, the $1 difference could be said to be a profit for the Distributor. If after payments by the Distributor for marketing and distribution there are any remaining fees which have been paid under the Plan, they may be used as the Distributor may elect. Since the amounts payable under the Plan will be commingled with the Distributor's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of the Distributor's overhead expenses will be paid out of distribution fees and that these expenses may include the costs of leases, depreciation, communications, salaries, training and supplies.

          The Plan will remain in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors of the Company, and of the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan or such agreements. The Plan may be terminated at any time by vote of a majority of the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund.

          The Company will commence operations in January, 1998 and, as of the date of this Statement of Additional Information, no fees have been paid under the Plan.

     Shareholder Services Plan

          The Company has adopted a Shareholder Services Plan for the Retail Class of the Fund to compensate qualified recipients for individual shareholder services and account maintenance. These functions include, but are not limited to, answering shareholder questions and handling correspondence, assisting customers, and account record keeping and maintenance. For these services, the Fund may pay a qualified recipient a shareholder services fee at an annual rate not exceeding 0.25% of average net assets of the Retail Class attributable to its shareholder accounts, or such lesser amount as may be specified by the Company's Board of Directors. The Board of Directors has authorized payment of an annual shareholder services fee of 0.15%.


                            PERFORMANCE INFORMATION

          The Fund may compare its performance to other funds or to relevant indices, such as the Wilshire Real Estate Index, the NAREIT Composite Index, the NAREIT Equity Index, the S&P 500, the Russell 2000, the S&P Utilities Index and the Lehman Brothers Fixed Income Index.

          For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices or averages in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state its performance solely in terms of total return.

     Total Return Calculations

          The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

          P(1 + T)(n) = ERV

          Where:             P  =  a hypothetical initial payment of $1,000

                             T  =  average annual total return

                             n  =  number of years (1, 5 or 10)

                           ERV  =  ending redeemable value of the hypothetical
                                   $1,000 payment made at the beginning of the designated period (or fractional portion thereof)

          Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Company's registration statement (or the later commencement of operations of the Fund or class). In calculating the ending redeemable value for a class of the Fund's shares, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to investments or reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

          The Company may also from time to time include in such advertising total return figures that are not calculated according to the formulate set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical

     Services, Inc., CDA/Weisenberger or Morningstar Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

          Alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield Calculations

          The yield of a class of Fund shares is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

          YIELD = 2 [ (a - b + 1)/6/ - 1 ]
                       -----
                        cd

          Where:         a  =   net investment income earned during the period
                                attributable to the subject class

                         b  =   net expenses accrued for the period attributable
                                to the subject class

                         c  =   the average daily number of shares of the
                                subject class outstanding during the period that were entitled to receive dividends

                         d  =   the maximum offering price per share of the
                                subject class

          Net investment income will be determined in accordance with rules established by the SEC.


                          DESCRIPTION OF CAPITAL STOCK

          The Company is authorized to issue 50 million Retail Class shares and 50 million Institutional Class shares of its LaSalle Partners U.S. Real Estate Fund series of Common Stock, par value $.01 per share. The Board of Directors may increase or decrease the number of authorized shares without shareholder approval.

          The Company's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Board of Directors at any time. The Board has designated a single series of shares, the LaSalle Partners U.S. Real Estate Fund, having two classes of shares:
     Retail Class shares and Institutional Class shares. In the event additional series are established, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of shares issued by a particular series will be identical to every other class and expenses of the series (other than any applicable distribution or shareholder services fees) would be prorated between all classes of a series based upon the relative net assets of that class.

          All shares of the Fund, regardless of class, have equal rights with respect to voting, except that the holders of a particular class of shares are not entitled to vote on any matter which does not affect any interest of that class. All classes of Fund shares vote together as a single class, except as otherwise required by applicable law. Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares voting together for election of directors may elect all the members of the Board of Directors of the Company. In such event, the remaining holders cannot elect any members of the Board of Directors.

          There are no preemptive, conversion or exchange rights applicable to any shares of the Fund. The outstanding shares are fully paid and non-assessable. In the event of liquidation of the Fund or dissolution of the Company, each share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

                              FINANCIAL STATEMENTS

                         LA SALLE PARTNERS FUNDS, INC.

                     LASALLE PARTNERS U.S. REAL ESTATE FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 29, 1997

ASSETS:
  Investment in LaSalle Partners Master Trust at Value (cost $100,000)
   ...................................................................  $100,000
  Prepaid State Registration Fees.....................................    29,710
  Deferred Organization Expenses......................................    95,063
                                                                        --------
    Total Assets......................................................   224,773
                                                                        --------
LIABILITIES:
  Expenses Payable to the Manager.....................................   124,773
                                                                        --------
NET ASSETS:...........................................................  $100,000
                                                                        ========
NET ASSETS CONSIST OF:
  Capital stock, par value $.01 per share, 100 million shares
   authorized.........................................................  $    100
  Additional paid-in capital..........................................    99,900
                                                                        --------
    Total.............................................................  $100,000
                                                                        ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL CLASS
 SHARE
 ($99,000 / 9,900 shares outstanding).................................  $  10.00
                                                                        ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER RETAIL CLASS SHARE
 ($1,000 / 100 shares outstanding)....................................  $  10.00
                                                                        ========



    The accompanying notes are an integral part of this financial statement.

                         LA SALLE PARTNERS FUNDS, INC.

                    LASALLE PARTNERS U.S. REAL ESTATE FUND

                 NOTES TO STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 29, 1997

1. ORGANIZATION

  LaSalle Partners Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company currently offering one series: LaSalle Partners U.S. Real Estate Fund (the "Fund"). The Company has not commenced operations except those relating to organizational matters and the issuance of Institutional and Retail Class shares to LaSalle Partners Co-investment, Inc., the Fund's sponsor, and the investment of the proceeds in LaSalle Partners Master Trust U.S. Real Estate Portfolio (the "Portfolio"). The investment in the Portfolio is valued at the aggregate net asset value of the Portfolio multiplied by the Fund's proportionate share of the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

  Organization expenses will be amortized on a straight line basis over a period not to exceed five years from the commencement date of operations. In the event LaSalle Partners Co-investment, Inc. redeems all or part of its initial investment in shares of the Fund, the proceeds will be reduced by the product of any unamortized organization expenses and the proportion of the number of shares redeemed to the initial shares invested.

  The initial state registration costs have been deferred and will be charged to expense over the period that a benefit is expected to be realized.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  The Company has entered into (1) a Management Agreement with ABKB/LaSalle Securities Limited (the "Manager"), (2) Administration and Accounting and Transfer Agency Services Agreements with PFPC Inc. under which PFPC Inc. provides administration, accounting, and transfer agency services to the Company, and (3) a Distribution Agreement with Funds Distributor, Inc. ("FDI") under which FDI will distribute shares of the Fund and provide information to shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of LaSalle Partners Funds, Inc.:

  We have audited the accompanying Statement of Assets and Liabilities of LaSalle Partners Funds, Inc. (the "Fund") as of December 29, 1997. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of LaSalle Partners Funds, Inc. as of December 29, 1997 in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 29, 1997

                         LA SALLE PARTNERS MASTER TRUST

                           U.S. REAL ESTATE PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 29, 1997

ASSETS:
  Cash ............................................................... $100,000
  Deferred Organization Expenses......................................   80,863
                                                                       --------
    Total Assets......................................................  180,863
                                                                       --------
LIABILITIES:
  Organization Expenses Payable to the Manager........................   80,863
                                                                       --------
NET ASSETS:........................................................... $100,000
                                                                       ========




    The accompanying notes are an integral part of this financial statement.

                        LA SALLE PARTNERS MASTER TRUST

                          U.S. REAL ESTATE PORTFOLIO

                 NOTES TO STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 29, 1997

1. ORGANIZATION

  LaSalle Partners Master Trust (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company currently offering one portfolio: U.S. Real Estate Portfolio (the "Portfolio"). The Trust has not commenced operations except those relating to organizational matters and the sale of beneficial interest in the amount of $100,000 to the LaSalle Partners U.S. Real Estate Fund (the "Fund").

2. SIGNIFICANT ACCOUNTING POLICIES

  Organization expenses will be amortized on a straight line basis over a period not to exceed five years from the commencement date of operations. The Fund will reimburse the Portfolio for any unamortized organization expenses upon the withdrawal of any initial beneficial interest. The amount to be reimbursed will be determined by the proportion of the amount of initial beneficial interest withdrawn to the initial beneficial interest after taking into account any prior withdrawals of such initial beneficial interest.

  The value of an investor's beneficial interest in the Portfolio is equal to the product of the aggregate net asset value of the Portfolio and the percentage representing that investor's share of the aggregate beneficial interest in the Portfolio effective for that day.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  The Trust has entered into an Investment Management Agreement with ABKB/LaSalle Securities Limited (the "Manager") and an Administration and Accounting Services Agreement with PFPC Inc. under which PFPC Inc. provides administration and accounting services to the Trust.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Investors and Board of Trustees
 of LaSalle Partners Master Trust:

  We have audited the accompanying Statement of Assets and Liabilities of LaSalle Partners Master Trust (the "Trust") as of December 29, 1997. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of LaSalle Partners Master Trust as of December 29, 1997 in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania

December 29, 1997